                                                                      EXHIBIT 99


TERM SHEETS

--------------------------------------------------------------------------------------------------------------------------------
                                       CUT-OFF                 ASCENDING                DESCENDING               PERIOD 1-12
CLASS        RATING                    BALANCE                CUM BALANCE               CUM BALANCE            PAC IO NOTIONAL
--------------------------------------------------------------------------------------------------------------------------------

A1           AAA/AAA               107,163,452.00           107,163,452.00          1,724,285,986.00                       -
A2           AAA/AAA               320,709,410.00           427,872,862.00          1,617,122,534.00          320,709,410.00
A3           AAA/AAA               975,264,859.00         1,403,137,721.00          1,296,413,124.00          975,264,859.00
A4           NA                                 -         1,403,137,721.00            321,148,265.00                       -
B            AA/AA                  64,660,724.00         1,467,798,445.00            321,148,265.00           64,660,724.00
C            AA-/AA-                17,242,860.00         1,485,041,305.00            256,487,541.00           17,242,860.00
D            A+/A+                  12,932,145.00         1,497,973,450.00            239,244,681.00           12,932,145.00
E            A/A                    17,242,860.00         1,515,216,310.00            226,312,536.00           17,242,860.00
F            A-/A-                  21,553,575.00         1,536,769,885.00            209,069,676.00           21,553,575.00
G            BBB+/BBB+              21,553,574.00         1,558,323,459.00            187,516,101.00           21,553,574.00
H            BBB/BBB                19,398,218.00         1,577,721,677.00            165,962,527.00           19,398,218.00
J            BBB-/BBB-              21,553,575.00         1,599,275,252.00            146,564,309.00           21,553,575.00
K            BB+/BB+                36,641,077.00         1,635,916,329.00            125,010,734.00           36,641,077.00
L            BB/BB                  12,932,145.00         1,648,848,474.00             88,369,657.00           12,932,145.00
M            BB-/BB-                12,932,145.00         1,661,780,619.00             75,437,512.00           12,932,145.00
N            B+/B+                  16,882,414.00         1,678,663,033.00             62,505,367.00                       -
O            B/B                     6,826,518.00         1,685,489,551.00             45,622,953.00                       -
P            UR/UR                  38,796,435.00         1,724,285,986.00             38,796,435.00                       -

--------------------------------------------------------------------------------------------------------------------------------
WAC IO                           1,724,285,986.00
--------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------
        PERIOD 13-24           PERIOD 25-36            PERIOD 37-48           PERIOD 49-60            PERIOD 61-72
      PAC IO NOTIONAL         PAC IO NOTIONAL        PAC IO NOTIONAL         PAC IO NOTIONAL         PAC IO NOTIONAL
-----------------------------------------------------------------------------------------------------------------------
                  -                       -                      -                       -                       -
     320,709,410.00          250,839,000.00         175,174,000.00           63,630,000.00                       -
     975,264,859.00          975,264,859.00         975,264,859.00          975,264,859.00          926,086,000.00
                  -                       -                      -                       -                       -
      64,660,724.00           64,660,724.00          64,660,724.00           64,660,724.00           64,660,724.00
      17,242,860.00           17,242,860.00          17,242,860.00           17,242,860.00           17,242,860.00
      12,932,145.00           12,932,145.00          12,932,145.00           12,932,145.00           12,932,145.00
      17,242,860.00           17,242,860.00          17,242,860.00           17,242,860.00           17,242,860.00
      21,553,575.00           21,553,575.00          21,553,575.00           21,553,575.00           21,553,575.00
      21,553,574.00           21,553,574.00          21,553,574.00           21,553,574.00           21,553,574.00
      19,398,218.00           19,398,218.00          19,398,218.00           19,398,218.00           19,398,218.00
      21,553,575.00           21,553,575.00          21,553,575.00           21,553,575.00            4,235,000.00
      36,641,077.00           36,641,077.00          32,651,000.00            6,427,000.00                       -
      12,932,145.00           12,932,145.00                      -                       -                       -
      12,932,145.00           11,651,000.00                      -                       -                       -
                  -                       -                      -                       -                       -
                  -                       -                      -                       -                       -
                  -                       -                      -                       -                       -

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------
       PERIOD 73-84           PERIOD 85-88
     PAC IO NOTIONAL         PAC IO NOTIONAL
-------------------------------------------------
                 -                       -
                 -                       -
    843,782,000.00          824,674,000.00
                 -                       -
     64,660,724.00           64,660,724.00
     17,242,860.00           17,242,860.00
     12,932,145.00           12,932,145.00
     17,242,860.00           17,242,860.00
     21,553,575.00           21,553,575.00
     21,553,574.00           17,702,000.00
      2,638,000.00                       -
                 -                       -
                 -                       -
                 -                       -
                 -                       -
                 -                       -
                 -                       -
                 -                       -

-------------------------------------------

-------------------------------------------




        PAYMENT DATE            PERIOD            PAC WAC SCHEDULE
          9/1/2002                0
         10/1/2002                1                   6.94980
         11/1/2002                2                   7.18310
         12/1/2002                3                   6.94970
          1/1/2003                4                   6.94960
          2/1/2003                5                   6.94950
          3/1/2003                6                   6.94980
          4/1/2003                7                   7.18260
          5/1/2003                8                   6.94930
          6/1/2003                9                   7.18250
          7/1/2003               10                   6.94910
          8/1/2003               11                   7.18230
          9/1/2003               12                   7.18230
         10/1/2003               13                   6.94890
         11/1/2003               14                   7.18210
         12/1/2003               15                   6.94880
          1/1/2004               16                   7.18200
          2/1/2004               17                   6.94870
          3/1/2004               18                   6.94880
          4/1/2004               19                   7.18180
          5/1/2004               20                   6.94850
          6/1/2004               21                   7.18170
          7/1/2004               22                   6.94840
          8/1/2004               23                   7.18160
          9/1/2004               24                   7.18160
         10/1/2004               25                   6.94600
         11/1/2004               26                   7.17920
         12/1/2004               27                   6.94600
          1/1/2005               28                   6.94590
          2/1/2005               29                   6.94590
          3/1/2005               30                   6.94650
          4/1/2005               31                   7.17900
          5/1/2005               32                   6.94580
          6/1/2005               33                   7.17890
          7/1/2005               34                   6.94570
          8/1/2005               35                   7.17880
          9/1/2005               36                   7.17880
         10/1/2005               37                   6.94560
         11/1/2005               38                   7.17870
         12/1/2005               39                   6.94550
          1/1/2006               40                   6.94540
          2/1/2006               41                   6.94540
          3/1/2006               42                   6.94600
          4/1/2006               43                   7.17850
          5/1/2006               44                   6.94530
          6/1/2006               45                   7.17840
          7/1/2006               46                   6.94520
          8/1/2006               47                   7.17830
          9/1/2006               48                   7.17820
         10/1/2006               49                   6.94500
         11/1/2006               50                   7.17810
         12/1/2006               51                   6.94490
          1/1/2007               52                   6.94490
          2/1/2007               53                   6.94480
          3/1/2007               54                   6.94550
          4/1/2007               55                   7.18030
          5/1/2007               56                   6.94700
          6/1/2007               57                   7.18780
          7/1/2007               58                   6.95410
          8/1/2007               59                   7.18750
          9/1/2007               60                   7.18740
         10/1/2007               61                   6.95390
         11/1/2007               62                   7.18730
         12/1/2007               63                   6.95380
          1/1/2008               64                   7.18720
          2/1/2008               65                   6.95370
          3/1/2008               66                   6.95390
          4/1/2008               67                   7.18700
          5/1/2008               68                   6.95330
          6/1/2008               69                   7.18670
          7/1/2008               70                   6.95320
          8/1/2008               71                   7.18660
          9/1/2008               72                   7.18950
         10/1/2008               73                   6.95570
         11/1/2008               74                   7.19300
         12/1/2008               75                   6.95930
          1/1/2009               76                   6.95930
          2/1/2009               77                   6.95920
          3/1/2009               78                   6.96010
          4/1/2009               79                   7.19270
          5/1/2009               80                   6.95900
          6/1/2009               81                   7.19260
          7/1/2009               82                   6.96170
          8/1/2009               83                   7.20290
          9/1/2009               84                   7.20290
         10/1/2009               85                   6.96880
         11/1/2009               86                   7.20270
         12/1/2009               87                   6.96870
          1/1/2010               88                   6.96860


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------------------------------------------------------
                                       CUT-OFF                 ASCENDING                DESCENDING               PERIOD 1-12
CLASS        RATING                    BALANCE                CUM BALANCE               CUM BALANCE            PAC IO NOTIONAL
--------------------------------------------------------------------------------------------------------------------------------

A1           AAA/AAA               107,163,452.00           107,163,452.00          1,724,285,986.00                       -
A2           AAA/AAA               320,709,410.00           427,872,862.00          1,617,122,534.00          320,709,410.00
A3           AAA/AAA               975,264,859.00         1,403,137,721.00          1,296,413,124.00          975,264,859.00
A4           NA                                 -         1,403,137,721.00            321,148,265.00                       -
B            AA/AA                  64,660,724.00         1,467,798,445.00            321,148,265.00           64,660,724.00
C            AA-/AA-                17,242,860.00         1,485,041,305.00            256,487,541.00           17,242,860.00
D            A+/A+                  12,932,145.00         1,497,973,450.00            239,244,681.00           12,932,145.00
E            A/A                    17,242,860.00         1,515,216,310.00            226,312,536.00           17,242,860.00
F            A-/A-                  21,553,575.00         1,536,769,885.00            209,069,676.00           21,553,575.00
G            Not Offered            21,553,574.00         1,558,323,459.00            187,516,101.00           21,553,574.00
H            Not Offered            19,398,218.00         1,577,721,677.00            165,962,527.00           19,398,218.00
J            Not Offered            21,553,575.00         1,599,275,252.00            146,564,309.00           21,553,575.00
K            Not Offered            36,641,077.00         1,635,916,329.00            125,010,734.00           36,641,077.00
L            Not Offered            12,932,145.00         1,648,848,474.00             88,369,657.00           12,932,145.00
M            Not Offered            12,932,145.00         1,661,780,619.00             75,437,512.00           12,932,145.00
N            Not Offered            16,882,414.00         1,678,663,033.00             62,505,367.00                       -
O            Not Offered             6,826,518.00         1,685,489,551.00             45,622,953.00                       -
P            Not Offered            38,796,435.00         1,724,285,986.00             38,796,435.00                       -

--------------------------------------------------------------------------------------------------------------------------------
WAC IO                           1,724,285,986.00
--------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------
        PERIOD 13-24           PERIOD 25-36            PERIOD 37-48           PERIOD 49-60            PERIOD 61-72
      PAC IO NOTIONAL         PAC IO NOTIONAL        PAC IO NOTIONAL         PAC IO NOTIONAL         PAC IO NOTIONAL
-----------------------------------------------------------------------------------------------------------------------
                  -                       -                      -                       -                       -
     320,709,410.00          250,839,000.00         175,174,000.00           63,630,000.00                       -
     975,264,859.00          975,264,859.00         975,264,859.00          975,264,859.00          926,086,000.00
                  -                       -                      -                       -                       -
      64,660,724.00           64,660,724.00          64,660,724.00           64,660,724.00           64,660,724.00
      17,242,860.00           17,242,860.00          17,242,860.00           17,242,860.00           17,242,860.00
      12,932,145.00           12,932,145.00          12,932,145.00           12,932,145.00           12,932,145.00
      17,242,860.00           17,242,860.00          17,242,860.00           17,242,860.00           17,242,860.00
      21,553,575.00           21,553,575.00          21,553,575.00           21,553,575.00           21,553,575.00
      21,553,574.00           21,553,574.00          21,553,574.00           21,553,574.00           21,553,574.00
      19,398,218.00           19,398,218.00          19,398,218.00           19,398,218.00           19,398,218.00
      21,553,575.00           21,553,575.00          21,553,575.00           21,553,575.00            4,235,000.00
      36,641,077.00           36,641,077.00          32,651,000.00            6,427,000.00                       -
      12,932,145.00           12,932,145.00                      -                       -                       -
      12,932,145.00           11,651,000.00                      -                       -                       -
                  -                       -                      -                       -                       -
                  -                       -                      -                       -                       -
                  -                       -                      -                       -                       -

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------
       PERIOD 73-84           PERIOD 85-88
     PAC IO NOTIONAL         PAC IO NOTIONAL
-------------------------------------------------
                 -                       -
                 -                       -
    843,782,000.00          824,674,000.00
                 -                       -
     64,660,724.00           64,660,724.00
     17,242,860.00           17,242,860.00
     12,932,145.00           12,932,145.00
     17,242,860.00           17,242,860.00
     21,553,575.00           21,553,575.00
     21,553,574.00           17,702,000.00
      2,638,000.00                       -
                 -                       -
                 -                       -
                 -                       -
                 -                       -
                 -                       -
                 -                       -
                 -                       -

-------------------------------------------

-------------------------------------------




        PAYMENT DATE            PERIOD            PAC WAC SCHEDULE
          9/1/2002                0
         10/1/2002                1                   6.94980
         11/1/2002                2                   7.18310
         12/1/2002                3                   6.94970
          1/1/2003                4                   6.94960
          2/1/2003                5                   6.94950
          3/1/2003                6                   6.94980
          4/1/2003                7                   7.18260
          5/1/2003                8                   6.94930
          6/1/2003                9                   7.18250
          7/1/2003               10                   6.94910
          8/1/2003               11                   7.18230
          9/1/2003               12                   7.18230
         10/1/2003               13                   6.94890
         11/1/2003               14                   7.18210
         12/1/2003               15                   6.94880
          1/1/2004               16                   7.18200
          2/1/2004               17                   6.94870
          3/1/2004               18                   6.94880
          4/1/2004               19                   7.18180
          5/1/2004               20                   6.94850
          6/1/2004               21                   7.18170
          7/1/2004               22                   6.94840
          8/1/2004               23                   7.18160
          9/1/2004               24                   7.18160
         10/1/2004               25                   6.94600
         11/1/2004               26                   7.17920
         12/1/2004               27                   6.94600
          1/1/2005               28                   6.94590
          2/1/2005               29                   6.94590
          3/1/2005               30                   6.94650
          4/1/2005               31                   7.17900
          5/1/2005               32                   6.94580
          6/1/2005               33                   7.17890
          7/1/2005               34                   6.94570
          8/1/2005               35                   7.17880
          9/1/2005               36                   7.17880
         10/1/2005               37                   6.94560
         11/1/2005               38                   7.17870
         12/1/2005               39                   6.94550
          1/1/2006               40                   6.94540
          2/1/2006               41                   6.94540
          3/1/2006               42                   6.94600
          4/1/2006               43                   7.17850
          5/1/2006               44                   6.94530
          6/1/2006               45                   7.17840
          7/1/2006               46                   6.94520
          8/1/2006               47                   7.17830
          9/1/2006               48                   7.17820
         10/1/2006               49                   6.94500
         11/1/2006               50                   7.17810
         12/1/2006               51                   6.94490
          1/1/2007               52                   6.94490
          2/1/2007               53                   6.94480
          3/1/2007               54                   6.94550
          4/1/2007               55                   7.18030
          5/1/2007               56                   6.94700
          6/1/2007               57                   7.18780
          7/1/2007               58                   6.95410
          8/1/2007               59                   7.18750
          9/1/2007               60                   7.18740
         10/1/2007               61                   6.95390
         11/1/2007               62                   7.18730
         12/1/2007               63                   6.95380
          1/1/2008               64                   7.18720
          2/1/2008               65                   6.95370
          3/1/2008               66                   6.95390
          4/1/2008               67                   7.18700
          5/1/2008               68                   6.95330
          6/1/2008               69                   7.18670
          7/1/2008               70                   6.95320
          8/1/2008               71                   7.18660
          9/1/2008               72                   7.18950
         10/1/2008               73                   6.95570
         11/1/2008               74                   7.19300
         12/1/2008               75                   6.95930
          1/1/2009               76                   6.95930
          2/1/2009               77                   6.95920
          3/1/2009               78                   6.96010
          4/1/2009               79                   7.19270
          5/1/2009               80                   6.95900
          6/1/2009               81                   7.19260
          7/1/2009               82                   6.96170
          8/1/2009               83                   7.20290
          9/1/2009               84                   7.20290
         10/1/2009               85                   6.96880
         11/1/2009               86                   7.20270
         12/1/2009               87                   6.96870
          1/1/2010               88                   6.96860


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC